CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Custodians and Independent Auditors" and to the incorporation by reference of our report dated February 2, 1996 in this Registration Statement (Form N-1A No. 811-5221) of Seligman Portfolios, Inc.


                                               /s/ Ernst & Young LLP

                                               ERNST & YOUNG LLP

New York, New York
October 28, 1996